                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 2, 2002

                                   DYNEGY INC.
             (Exact Name of Registrant as Specified in its Charter)

         Illinois                      1-15659                   74-2928353
(State or other jurisdiction   (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)

                           1000 Louisiana, Suite 5800
                              Houston, Texas 77002
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (713) 507-6400

                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

     On September 2, 2002, Dynegy Inc. ("Dynegy") issued a press release announcing that Glenn F. Tilton has resigned as interim chairman of Dynegy to become chairman, president and chief executive officer of UAL Corporation. Mr. Tilton's resignation is effective immediately. A copy of Dynegy's September 2nd press release is attached hereto as exhibit 99.1 and incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

a) Financial Statements of Business Acquired - Not Applicable.

b) Pro Forma Financial Information - Not Applicable.

c) Exhibits:

     99.1 Press Release of Dynegy Inc. dated September 2, 2002.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DYNEGY INC.

                                        BY:   /s/ Keith R. Fullenweider
                                           -----------------------------------
                                              Keith R. Fullenweider
                                              Senior Vice President,
                                              Deputy General Counsel
                                              and Secretary

Dated:  September 6, 2002